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                                                                   Exhibit 10.77

                                 FIRST AMENDMENT
                                       TO
                SECURITIES ACCOUNT PLEDGE AND SECURITY AGREEMENT


      THIS FIRST AMENDMENT TO SECURITIES ACCOUNT PLEDGE AND SECURITY AGREEMENT (the "Amendment") is made as of the 22nd day of November, 1998 by and between MEDICIS PHARMACEUTICAL CORPORATION, a Delaware corporation ("Borrower"), and NORWEST BANK ARIZONA, NATIONAL ASSOCIATION, a national banking association (Lender").

                              W I T N E S S E T H:

      WHEREAS, Borrower and Lender are parties to that certain Securities Account Pledge and Security Agreement dated as of November 22, 1996 (as amended hereby and as hereafter amended, modified, supplemented, restated, extended or replaced from time to time, the "Security Agreement"), pursuant to which Borrower pledged and granted to Lender a security interest in and to all of Borrower's right, title and interest in and to the Securities Account and all financial assets now or hereafter held in the Securities Account and all security entitlements in connection therewith, to secure the payment and performance of Borrower obligations to Lender pursuant to that certain Credit and Security Agreement dated as of August 3, 1995, as amended (the "Credit Agreement");

      WHEREAS, Borrower and Lender intend to increase the Acquisitions Credit Facility to $25,000,000 and extend the term of the Credit Agreement and the Acquisitions Credit Facility for an additional two (2) years and make certain modifications and amendments to the terms of the Credit Agreement and other Loan Documents; and

      WHEREAS, Borrower has requested that Lender amend the Security Agreement to amend Borrower's covenant to maintain a certain minimum amount of Collateral in the Securities Account;

      NOW, THEREFORE, in consideration of the foregoing premises, the covenants and agreements contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Borrower and Lender hereby agree as follows:

      1. Definitions. Except as otherwise defined herein, all capitalized terms used herein shall have the meanings ascribed thereto in the Credit Agreement.

      2. Right to Direct Account Holder. Section 3 of the Agreement is hereby deleted in its entirety and the following inserted therefor:

            3. Right to Direct Account Holder. Provided that no Default or Event of Default has occurred and is continuing, Borrower may effect Entitlement Orders, withdrawals, investment requests or directions to the Account Holder with respect to the
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      Securities Collateral from time to time, provided that any such
      Entitlement Order, withdrawal, investment request or direction shall be made in strict accordance with the Investment Agreement and the Medicis Pharmaceutical Corporation Corporate Investment Policy, a copy of which is attached as Exhibit "A" to the Acknowledgment of Control of Pledged Securities Account of even date herewith among Borrower, Lender and Account Holder (the "Acknowledgment"), and, provided, further, before and after affecting the Entitlement Order, withdrawal, investment request or direction of Borrower, the ratio of the outstanding and unpaid Advances to the Market Value of the Securities Accounts (the "Loan-to-Value Ratio") is and will continue to be .75:1.0 or less. Notwithstanding anything to the contrary in the Acknowledgment, in the event that Account Holder elects to resign as investment advisor and custodian under the Investment Agreement, Borrower may select a successor Account Holder, subject to the reasonable approval of Lender (and provided that such successor Account Holder enters into an investment management or custodial agreement and an acknowledgment of control of pledged securities account agreement in substantially the form of the Acknowledgment), and Lender will notify Account Holder of such election and authorize Account Holder to pay over or deliver to such successor Account Holder any documents, instruments, certificates and securities with respect to the Securities Account.

      3. Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of Arizona.

      4. Counterparts. This Amendment may be executed in one or more counterparts, each of which shall be deemed an original and all of which combined shall constitute one and the same instrument. This Amendment shall be deemed effective upon each party's receipt of a signed facsimile copy of this Amendment from the other party.

      5. Successors and Assigns. This Amendment shall inure to the benefit of and be binding upon the parties hereto and their respective successors and assigns.

      6. Amendment. Except as otherwise amended hereby, all of the terms and provisions of the Agreement shall remain in full force and effect.


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      IN WITNESS WHEREOF, Borrower and Lender have caused this Amendment to be executed as of the day and year first above written.


                                    BORROWER:

                                    MEDICIS PHARMACEUTICAL CORPORATION,
                                    a Delaware corporation

                                    By: /s/ Mark A. Prygocki, Sr.
                                        --------------------------------------
                                    Name:  Mark A. Prygocki, Sr.
                                    Title: Chief Financial Officer

                                    LENDER:

                                    NORWEST BANK ARIZONA, NATIONAL
                                    ASSOCIATION, a national banking
                                    association

                                    By: /s/ Tim Billings
                                        --------------------------------------
                                    Name:  Tim Billings
                                    Title: Vice President


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